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                                                                    Exhibit 23.2

                     CONSENT OF PRICEWATERHOUSECOOPERS LLP,
                            INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on For S-8 (No. 333-54106) of ValiCert, Inc. of our report dated March 19, 1999, except as to the reverse stock split described in Note 10 which is as of May 5, 2000 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 29, 2001